GILMORE & BELL, P.C.

Execution Copy

CITY OF MCPHERSON, KANSAS

AS ISSUER

AND

SECURITY BANK OF KANSAS CITY
KANSAS CITY, KANSAS

AS TRUSTEE

TRUST INDENTURE

DATED AS OF THE ISSUE DATE OF THE BONDS

$325,000,000
TAXABLE INDUSTRIAL REVENUE BONDS
SERIES 2006
(NATIONAL COOPERATIVE REFINERY ASSOCIATION)

TRUST INDENTURE

Table of Contents

Page

Parties	1
Recitals	1
Granting Clauses	2

ARTICLE I

DEFINITIONS

Section 101. Definitions of Words and Terms
Section 102. Rules of Interpretation

ARTICLE II

THE BONDS

Section 201. Title and Amount of Bonds
Section 202. Limited Nature of Obligations
Section 203. Denomination, Numbering and Dating of Bonds
Section 204. Method and Place of Payment of Bonds
Section 205. Execution and Authentication of Bonds
Section 206. Registration, Transfer and Exchange of Bonds
Section 207. Persons Deemed Owners of Bonds
Section 208. Authorization of Series 2006 Bonds
Section 209. Authorization of Additional Bonds
Section 210. Temporary Bonds
Section 211. Mutilated, Lost, Stolen or Destroyed Bonds
Section 212. Cancellation and Destruction of Bonds Upon Payment

ARTICLE III

REDEMPTION OF BONDS

Section 301. Redemption of Bonds Generally
Section 302. Redemption of Series 2006 Bonds
Section 303. Section of Bonds to be Redeemed
Section 304. Trustee’s Duty to Redeem Bonds
Section 305. Notice of Redemption
Section 306. Effect of Call for Redemption

ARTICLE IV

FORM OF BONDS

Section 401. Forms Generally
Section 402. Form of Bond Counsel’s Approving Opinion

ARTICLE V

CUSTODY AND APPLICATION OF BOND PROCEEDS

Section 501. Creation of Project Fund
Section 502. Deposits into the Project Fund
Section 503. Disbursements from the Project Fund
Section 504. Disposition Upon Completion of the Leased Property
Section 505. Disposition Upon Acceleration

ARTICLE IV

REVENUES AND FUNDS

Section 601. Creation of the Debt Service Fund
Section 602. Deposits into the Debt Service Fund
Section 603. Application of Moneys in the Debt Service Fund
Section 604. Payments Due on Saturdays, Sundays and Holidays
Section 605. Nonpresentation of Bonds

ARTICLE VIII

SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

Section 701. Moneys to be Held in Trust
Section 702. Investment of Moneys in Funds
Section 703. Record Keeping

ARTICLE VIII

GENERAL COVENANTS AND PROVISIONS

Section 801. Payment of Principal of, Premium, if any, and Interest on the Bonds
Section 802. Authority to Execute Indenture and Issue Bonds
Section 803. Performance of Covenants
Section 804. Instruments of Further Assurance
Section 805. Maintenance, Taxes and Insurance
Section 806. Inspection of Project Books
Section 807. Enforcement of Rights Under the Lease
Section 808. Possession and Use of Leased Property

ARTICLE IX

REMEDIES ON DEFAULT

Section 901. Acceleration of Maturity in Event of Default
Section 902. Exercise of Remedies by the Trustee
Section 903. Limitation on Exercise of Remedies by Bondowners
Section 904. Right of Bondowners to Direct Proceedings
Section 905. Remedies Cumulative
Section 906. Waivers of Events of Default
Section 907. Application of Money Received after Event of Default

ARTICLE X

THE TRUSTEE

Section 1001. Acceptance of the Trusts
Section 1002. Fees, Charges and Expenses of the Trustee; Lien for Fees and Costs and Additional Rent
Section 1003. Notice to Bondowners if Default Occurs
Section 1004. Intervention by the Trustee
Section 1005. Successor Trustee Upon Merger; Consolidation or Sale
Section 1006. Resignation of Trustee
Section 1007. Removal of Trustee
Section 1008. Qualifications of Successor Trustee
Section 1009. Vesting of Trusts in Successor Trustee
Section 1010. Right of Trustee to Pay Taxes and Other Charges
Section 1011. Trust Estate May Be Vested in Co-trustee
Section 1012. Annual Accounting
Section 1013. Recordings and Filings
Section 1014. Performance of Duties under the Lease

ARTICLE XI

SUPPLEMENTAL INDENTURES

Section 1101. Supplemental Indentures Not Requiring Consent of Bondowners
Section 1102. Supplemental Indentures Requiring Consent of Bondowners
Section 1103. Tenant’s Consent to Supplemental Indentures

ARTICLE XII

LEASE AMENDMENTS

Section 1201. Lease Amendments

ARTICLE XIII

SATISFACTION AND DISCHARGE OF INDENTURE

Section 1301. Satisfaction and Discharge of the Indenture
Section 1302. Bonds Deemed to be Paid

ARTICLE XIV

MISCELLANEOUS PROVISIONS

Section 1401. Consents and Other Instruments by Bondowners
Section 1402. Limitation of Rights Under the Indenture
Section 1403. Notices
Section 1404. Suspension of Mail Service
Section 1405. Severability
Section 1406. Execution in Counterparts
Section 1407. Governing Law

Signatures and Acknowledgments	34
Schedule I, Description of Property	S-1
Appendix A, Form of Bonds	A-1
Appendix B, Glossary of Words and Terms	B-1

TRUST INDENTURE

THIS TRUST INDENTURE, dated as of the Issue Date of the Series 2006 Bonds (the “Indenture”), between the City of McPherson, Kansas (the “Issuer”), and Security Bank of Kansas City, Kansas City, Kansas (the “Trustee”);

WITNESSETH:

WHEREAS, the Issuer is authorized by K.S.A. 12-1740 et seq., as amended (the “Act”), to acquire, construct, improve and equip certain facilities (as defined in the Act) for commercial, industrial and manufacturing purposes, and to enter into leases and lease-purchase agreements with any person, firm or corporation for said facilities, and to issue revenue bonds for the purpose of paying the cost of any such facilities; and

WHEREAS, pursuant to such authorization, the Issuer’s governing body has passed an ordinance authorizing the Issuer to issue its Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association), in the principal amount of $325,000,000 (the “Series 2006 Bonds”), for the purpose of acquiring, constructing and installing certain facilities, machinery and equipment to enable production of ultra-low-sulfur gasoline and diesel fuel products (the “Leased Property” as hereinafter more fully described), and authorizing the Issuer to lease the Leased Property to National Cooperative Refinery Association, a Kansas cooperative association (the “Tenant”); and

WHEREAS, pursuant to such ordinance, the Issuer is authorized (i) to execute and deliver this Indenture for the purpose of issuing and securing the Series 2006 Bonds and any Additional Bonds (collectively the “Bonds”), as hereinafter provided, and (ii) to enter into a Lease of even date herewith (the “Lease”), between the Issuer and the Tenant, pursuant to which Issuer shall lease the Leased Property to the Tenant, in consideration of rentals which are intended to be sufficient to provide for the payment of the principal of, premium, if any, and interest on the Series 2006 Bonds as the same become due; and

WHEREAS, all things necessary to make the Series 2006 Bonds, when authenticated by the Trustee and issued as provided in this Indenture, the valid and legally binding limited obligations of the Issuer, and to make this Indenture a valid and legally binding pledge and assignment of the Trust Estate herein made for the security of the payment of the principal of, premium, if any, and interest on the Bonds issued hereunder, have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Series 2006 Bonds, subject to the terms hereof, have in all respects been duly authorized;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

GRANTING CLAUSES

That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Series 2006 Bonds by the Tenant, as Original Purchaser thereof, and of other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all of the Bonds issued and Outstanding under this Indenture from time to time according to their tenor and effect, and to secure the performance and observance by the Issuer of all the covenants, agreements and conditions herein and in the Bonds contained, does hereby pledge and assign unto the Trustee and its successors and assigns, and grant to the Trustee and its successors and assigns a security interest in the property described in paragraphs (a), (b) and (c) below (said property being herein referred to as the “Trust Estate”), to wit:

(a)  The property or interests therein situated in McPherson County, Kansas, described in Schedule I attached hereto and constituting the Leased Property (as defined herein), now or hereafter located thereon, to the extent and subject to the limitations provided in the Lease, with the tenements, hereditaments, appurtenances, rights, privileges and immunities thereunto belonging or appertaining.

(b)  All right, title and interest of the Issuer in, to and under the Lease (except the Issuer’s right to indemnity thereunder), and all rents, revenues and receipts derived by the Issuer from the Leased Property including, without limitation, all Basic Rent derived by the Issuer under and pursuant to and subject to the provisions of the Lease; provided that the pledge and assignment hereby made shall not impair or diminish the obligations of the Issuer under the provisions of the Lease.

(c)  All moneys and securities held by the Trustee under the terms of this Indenture, and any and all other real or personal property of every kind and nature from time to time hereafter, by delivery or by writing of any kind, pledged, assigned or transferred as and for additional security hereunder by the Issuer, by the Tenant or by anyone in their behalf, or with their written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

TO HAVE AND TO HOLD, all and singular, the Trust Estate with all rights and privileges hereby pledged and assigned, or agreed or intended so to be, to the Trustee and its successors in trust and assigns;

IN TRUST NEVERTHELESS, upon the terms and subject to the conditions herein set forth, for (i) the equal and proportionate benefit, protection and security of the Series 2006 Bonds (herein defined) and any Additional Bonds issued and Outstanding under this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds (herein defined) over any other of the Bonds except as expressly provided in or permitted by this Indenture;

PROVIDED, HOWEVER, that if the Issuer shall pay, or cause to be paid, the principal of, premium, if any, and interest on all the Bonds, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall provide for the payment thereof (as provided in Article XIII hereof), and shall pay or cause to be paid to the Trustee all other sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be and remain in full force and effect.

THIS INDENTURE FURTHER WITNESSETH, and it is hereby expressly declared, covenanted and agreed by and between the parties hereto, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, as follows:

ARTICLE I

DEFINITIONS

Section 101.  Definitions of Words and Terms. In addition to the words and terms defined elsewhere in this Indenture, the capitalized words and terms used in this Indenture and in the Lease shall have the meanings assigned in the Glossary attached hereto as Appendix B, unless some other meaning is plainly intended.

Section 102.  Rules of Interpretation.

(a)  Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words importing the singular number shall include the plural and vice versa, and words importing persons shall include firms, associations, trusts and corporations, including public bodies, as well as natural persons.

(b)  Wherever in this Indenture it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

(c)  All references in this instrument to designated “Articles”, “Sections” and other subdivisions are, unless otherwise specified, to the designated Articles, Sections and subdivisions of this instrument as originally executed. The words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision.

(d)  The Table of Contents and the Article and Section headings of this Indenture shall not be treated as a part of this Indenture or as affecting the true meaning of the provisions hereof.

ARTICLE II

THE BONDS

Section 201.  Title and Amount of Bonds. No Bonds may be issued under this Indenture except in accordance with the provisions of this Article. The Bonds authorized to be issued under this Indenture shall be designated as “City of McPherson, Kansas Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association),” with such other appropriate particular designation added to or incorporated in such title for the Bonds of any particular series of Additional Bonds as the Issuer may determine. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to the $325,000,000 principal amount of Series 2006 Bonds and any Additional Bonds permitted hereunder.

Section 202.  Limited Nature of Obligations.

(a)  The Bonds and the interest thereon shall be limited obligations of the Issuer payable solely and only from the net earnings and revenues derived by the Issuer from the Leased Property, including but not limited to the rents, revenues and receipts under the Lease, and are secured by a pledge and assignment of the Trust Estate to the Trustee in favor of the Bondowners, as provided in this Indenture. The Bonds and the interest thereon shall not be a debt or general obligation of the Issuer or the State, or any municipal corporation thereof, and neither the Bonds, the interest thereon, nor any judgment thereon or with respect thereto, are payable in any manner from tax revenues of any kind or character. The Bonds shall not constitute an indebtedness or a pledge of the faith and credit of the Issuer, the State or any municipal corporation thereof, within the meaning of any constitutional or statutory limitation or restriction.

(b)  No provision, covenant or agreement contained in this Indenture or the Bonds, or any obligation herein or therein imposed upon the Issuer, or the breach thereof, shall constitute or give rise to or impose upon the Issuer a pecuniary liability or a charge upon its general credit or powers of taxation. In making the agreements, provisions and covenants set forth in this Indenture, the Issuer has not obligated itself except with respect to the Leased Property and the application of the payments, revenues and receipts therefrom as hereinabove provided. Neither the officers of the Issuer nor any person executing the Bonds shall be liable personally on the Bonds by reason of the issuance thereof.

Section 203.  Denomination, Numbering and Dating of Bonds.

(a)  The Bonds shall be fully registered Bonds in the denomination of $5,000 or any integral multiple thereof not exceeding the principal amount of the Bonds maturing on any Principal Payment Date. The Bonds shall be substantially in the form set forth in Article IV of this Indenture. The Bonds of each series of Bonds shall be numbered in such manner as the Trustee shall determine.

(b)  The Bonds of each series of Bonds shall be dated as provided in this Indenture or the Supplemental Indenture authorizing the issuance of such series of Bonds. The Bonds shall bear interest from their effective date of registration. The effective date of registration shall be the Interest Payment Date next preceding the date of authentication thereof by the Trustee, unless such date of authentication shall be an Interest Payment Date, in which case the effective date of registration shall be as of such date of authentication, or unless the date of authentication shall be prior to the first Interest Payment Date for such series of Bonds, in which case the effective date of registration shall be the Issue Date of such series of Bonds; provided, however, that if payment of the interest on any Bonds of any series shall be in default at the time of authentication of any Bond certificates issued in lieu of Bonds surrendered for transfer or exchange, the effective date of registration shall be as of the date to which interest has been paid in full on the Bonds surrendered.

Section 204.  Method and Place of Payment of Bonds. Payment of interest on each Bond shall be made by the Trustee on each Payment Date to the person appearing on the registration books of the Issuer maintained by the Trustee as the registered owner thereof by check or draft mailed to such Bondowner at the address appearing on such registration books. With respect to Bonds issued in the name of the Depository Trust Company or its nominee (the “DTC”) or registered in its nominee name “Cede & Co.,” all payments of principal and interest must be transmitted by the Trustee to DTC, from moneys available for such purpose, so that DTC receives payment in same-day funds by 2:30 p.m. eastern time on the Payment Date. At the written request of any Owner of at least $100,000 in principal amount of the Bonds, interest shall be paid to such Owner by electronic transfer to the address specified by such Owner in writing to the Trustee at least 15 days prior to the Record Date preceding the applicable Interest Payment Date. Any such written request for electronic transfer shall be signed by such Owner and shall include the name of the bank (which shall be in the continental United States), its address, its ABA routing number, and the name, number, and contact name related to such Owner’s account at such bank to which payment is to be credited. Final payment of principal and redemption premium, if any, on all Bonds shall be made by check or draft upon the presentation and surrender of the certificate(s) representing such Bonds at the stated maturity or earlier required redemption thereof at the principal office of the Paying Agent.

Section 205.  Execution and Authentication of Bonds.

(a)  Bond certificates shall be executed on behalf of the Issuer by the manual or facsimile signature of the Mayor and attested by the manual or facsimile signature of its City Clerk, and shall have the corporate seal of the Issuer affixed thereto or imprinted thereon. In case any officer whose signature or facsimile thereof appears on any Bond certificates shall cease to be such officer before the delivery of such Bonds, such signature or facsimile thereof shall nevertheless be valid and sufficient for all purposes, the same as if such person had remained in office until delivery. Any Bond certificate may be signed by such persons as at the actual time of the execution of such Bond certificate shall be the proper officers to sign although on the date of issuance of such Bond such persons may not have been such officers.

(b)  The Bonds shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in Article IV hereof, which shall be manually executed by the Trustee. No Bond shall be entitled to any security or benefit under this Indenture or shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed. Such executed Certificate of Authentication upon any Bond certificate shall be conclusive evidence that the Bonds described in such Bond certificate have been duly authenticated and delivered under this Indenture. The Certificate of Authentication on any Bond certificate shall be deemed to have been duly executed if signed by any authorized officer or employee of the Trustee, but it shall not be necessary that the same officer or employee sign the Certificate of Authentication on all of the Bond certificates that may be delivered hereunder at any one time.

Section 206.  Registration, Transfer and Exchange of Bonds.

(a)  The Trustee shall keep books for the registration and for the transfer of the Series 2006 Bonds and any Additional Bonds as provided in this Indenture.

(b)  Bonds may be transferred only upon the books maintained by Trustee for the registration and transfer of Bonds upon surrender of the certificate(s) representing such Bonds to the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the Bondowner or his attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such transfer, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such Bonds new Bond certificate(s), registered in the name of the transferee, of any denomination or denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of such Bonds, of the same series and maturity and bearing interest at the same rate. In the event that any Bondowner fails to provide a certified taxpayer identification number to the Trustee, the Trustee may make a charge against such Bondowner sufficient to pay any governmental charge required to be paid as a result of such failure.

(c)  In all cases in which Bonds shall be exchanged or transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver at the earliest practicable time Bond certificates in accordance with the provisions of this Indenture. All Bond certificates surrendered in any such exchange or transfer shall forthwith be canceled by the Trustee. The Issuer or the Trustee may make a charge for every such exchange or transfer of Bonds sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer, and such charge shall be paid by the Bondowner before any such new Bond certificate shall be delivered. Neither the Issuer nor the Trustee shall be required to make any such exchange or transfer of Bonds on or after the Record Date preceding a Payment Date on the Bonds or, in the case of any proposed redemption of Bonds, during the 15 days immediately preceding the selection of Bonds for such redemption or after such Bonds or any portion thereof has been selected for redemption.

(d)  Any proposed transfer of Series 2006 Bonds shall be made by the Trustee only upon delivery to the Trustee, the Issuer and the Tenant of an opinion of counsel to the proposed transferor either (1) that the proposed transfer is a part of a transaction exempt from the application of the Securities Act of 1933, as amended (the “1933 Act”), or (2) that the transfer is a part of a transaction that is in compliance with the registration provisions of the 1933 Act, which opinion shall be in form and substance acceptable to both the Trustee and the Tenant.

(e)  Until the date that is nine months after the last sale of the Series 2006 Bonds by the Original Purchaser, transfer of the Series 2006 Bonds may be made only to a person resident within the state of Kansas within the meaning of Rule 147 under the Securities Act of 1933, as amended. Any proposed transfer of Series 2006 Bonds within such period shall be made by the Trustee only upon delivery to the Trustee, the Issuer and the Tenant of an opinion of counsel to the proposed transferor as to the satisfaction of each of the requirements of Rule 147(e) under the Securities Act of 1933, as amended, with respect to such proposed transfer, which opinion shall be in form and substance acceptable to both the Trustee and the Tenant. The Trustee shall be entitled to rely on a certification by the Tenant that the nine-month period referred to in the first sentence of this paragraph (d) has passed, without further inquiry, and thereafter the restriction on transfer of the Series 2006 Bonds set forth in this paragraph (d) shall no longer apply.

(f)  All of the duties of the Trustee set forth in this Section 206 may be performed by any co-trustee or co-paying agent appointed by the Trustee, to the extent specified in the instrument appointing such co-trustee or co-paying agent.

Section 207.  Persons Deemed Owners of Bonds. The person in whose name any Bond shall be registered as shown on the registration books required to be maintained by the Trustee by this Article shall be deemed and regarded as the absolute owner thereof for all purposes. Payment of, or on account of the principal of and premium, if any, and, interest on any such Bond shall be made only to or upon the order of such registered Owner or a duly constituted legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond, including the interest thereon, to the extent of the sum or sums so paid.

Section 208.  Authorization of Series 2006 Bonds.

(a)  There shall be initially issued and secured pursuant to this Indenture, a series of Bonds in the aggregate principal amount of $325,000,000 for the purpose of providing funds to pay Project Costs, which series of Bonds shall be designated the “City of McPherson, Kansas, Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association).” The Series 2006 Bonds shall be dated their Issue Date, and shall bear interest on the Outstanding principal amount thereof at the rate of 4.79% per annum.

(b)  Interest on the Bonds shall be payable to the Owners thereof in accordance with the provisions of Article II hereof.

(c)  The Trustee is hereby designated as the Issuer’s Paying Agent for the payment of the principal of, premium, if any, and interest on the Series 2006 Bonds. The Trustee may appoint one or more financial institutions to act as co-paying agent for the Series 2006 Bonds.

(d)  Upon the original issuance and delivery of the Series 2006 Bonds, the effective date of registration thereof shall be their Issue Date.

(e)  The Series 2006 Bonds shall be substantially in the form and manner set forth in Article IV hereof and delivered to the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee, there shall be filed with the Trustee the following:

(1)	An original or certified copy of the ordinance enacted by the Issuer’s governing body authorizing the issuance of the Series 2006 Bonds and the execution of this Indenture and the Lease.

(2) An original executed counterpart of this Indenture.

(3)	An original executed counterpart of the Lease.

(4)	An opinion of Bond Counsel to the effect that the Series 2006 Bonds constitute valid and legally binding obligations of the Issuer and exempt from Kansas income taxation, subject to such limitations and restrictions as shall be described therein.

(5)	Such other certificates, statements, receipts and documents as the Trustee shall reasonably require for the delivery of the Series 2006 Bonds.

(f)  When the documents specified in subsection (e) of this Section shall have been filed with the Trustee, and when certificates representing all the Series 2006 Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Series 2006 Bonds to or upon the order of the Original Purchaser thereof, but only upon payment to the Trustee of the purchase price of the Series 2006 Bonds. The Original Proceeds, including accrued interest and premium thereon, if any, shall be immediately paid over to the Trustee, and the Trustee shall deposit and apply such proceeds as provided in Article V hereof.

Section 209.  Authorization of Additional Bonds.

(a)  Additional Bonds may be issued under and equally and ratably secured by this Indenture on a parity with the Series 2006 Bonds and any other Additional Bonds Outstanding at any time and from time to time, upon compliance with the conditions hereinafter provided in this Section, for any of the following purposes:

(1)  To provide funds to pay the costs of completing the Leased Property, the total of such costs to be evidenced by a certificate signed by the Authorized Tenant Representative.

(2)  To provide funds to pay all or any part of the costs of repairing, replacing or restoring the Leased Property in the event of damage, destruction or condemnation thereto or thereof.

(3)  To provide funds to pay all or any part of the costs of acquisition, construction or installation of such additional Leased Property as the Tenant may deem necessary or desirable and as will not impair the nature of the Leased Property as a “facility” within the meaning and purposes of the Act.

(4)  To provide funds for refunding all or any part of the Bonds of any series then Outstanding, including the payment of any premium thereon and interest to accrue to the designated redemption date and any expenses in connection with such refunding.

(b)  Before any Additional Bonds shall be issued under the provisions of this Section, the Original Purchaser shall give its written consent thereto, and the Issuer’s governing body shall enact an ordinance (i) authorizing the issuance of such Additional Bonds, fixing the amount and terms thereof and describing the purpose or purposes for which such Additional Bonds are being issued or describing the Bonds to be refunded, (ii) authorizing the Issuer to enter into a Supplemental Indenture for the purpose of providing for the issuance of and securing such Additional Bonds and, if required, (iii) authorizing the Issuer to enter into a supplemental lease with the Tenant to provide for rental payments at least sufficient to pay the principal of, premium, if any, and interest on the Bonds then to be Outstanding (including the Additional Bonds to be issued) as the same become due, for the acquisition, purchase, construction or installation of additional Leased Property, for the inclusion of any such addition, expansion or modification as a part of the Leased Property, and for such other matters as are appropriate because of the issuance of the Additional Bonds proposed to be issued which, in the judgment of the Issuer, is not to the prejudice of the Issuer or the owners of the Bonds previously issued.

(c)  Such Additional Bonds shall have the same designation as the Series 2006 Bonds, except for an identifying series letter or date and the addition of the word “Refunding” when applicable, shall be dated, shall be stated to mature on Principal Payment Dates in such year or years, shall bear interest at such rate or rates not exceeding the maximum rate then permitted by law, and shall be redeemable at such times and prices (subject to the provisions of Article III of this Indenture), all as may be provided by the Supplemental Indenture authorizing the issuance of such Additional Bonds. Except as to any difference in the date, the maturity or maturities, the rate or rates of interest or the provisions for redemption, such Additional Bonds shall be on a parity with and shall be entitled to the same benefit and security of this Indenture as the Series 2006 Bonds and any other Additional Bonds Outstanding at the time of the issuance of such Additional Bonds.

(d)  Such Additional Bonds shall be substantially in the form and executed in the manner set forth in this Article and Article IV hereof and certificates representing such Bonds shall be deposited with the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of such Bond certificates by the Trustee, there shall be filed with the Trustee the following:

(1)  An original or certified copy of the ordinance enacted by the Issuer’s governing body authorizing the issuance of such Additional Bonds and the execution of such Supplemental Indenture and the appropriate amendments or supplements to the Lease.

(2)  An original executed counterpart of the Supplemental Indenture providing for the issuance of the Additional Bonds.

(3)  An original executed counterpart of the amendment or supplement to the Lease, if required.

(4)  In the case of Additional Bonds being issued to refund Outstanding Bonds, such additional documents as shall be reasonably required by the Trustee to establish that provision has been duly made for the payment of all of the Bonds to be refunded in accordance with the provisions of Article XIII of this Indenture.

(5)  A copy of the written consent of the Original Purchaser.

(6)  Such other instructions, certificates, statements, receipts and documents as the Trustee shall reasonably require for the delivery of such Additional Bonds.

(e)  When the documents mentioned in subsection (d) of this Section shall have been filed with the Trustee, and when such Additional Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver such Additional Bonds to or upon the order of the purchasers thereof, but only upon payment to the Trustee of the purchase price of such Additional Bonds. The proceeds of the sale of such Additional Bonds, (except Additional Bonds issued to refund Outstanding Bonds), including accrued interest and premium thereon, if any, shall be immediately paid over to the Trustee and shall be deposited and applied by the Trustee as provided in Article V hereof and in the Supplemental Indenture authorizing the issuance of such Additional Bonds. The proceeds, (excluding accrued interest and premium, if any, which shall be deposited in the Debt Service Fund) of all Additional Bonds issued to refund Outstanding Bonds shall be deposited by the Trustee, after payment or making provision for payment of all expenses incident to such financing, to the credit of a special trust fund, appropriately designated, to be held in trust for the sole and exclusive purpose of paying the principal of, premium, if any, and interest on the Bonds to be refunded, as provided in Section 1302 hereof and in the Supplemental Indenture authorizing the issuance of such refunding Bonds.

(f)  Except as provided in this Section, the Issuer will not otherwise issue any obligations ratably secured and on a parity with the Bonds, but the Issuer may issue other obligations specifically subordinate and junior to the Bonds with the express written consent of the Tenant.

Section 210.  Temporary Bonds.

(a)  Until definitive Bonds of any series are available for delivery, the Issuer may execute, and upon request of the Issuer, the Trustee shall authenticate and deliver, in lieu of definitive Bonds, but subject to the same limitations and conditions as definitive Bonds, temporary printed, engraved, lithographed or typewritten Bonds, in the form of fully registered Bonds in denominations of $5,000 or any integral multiple thereof, substantially of the tenor hereinabove set forth and with such appropriate omissions, insertions and variations as may be required with respect to such temporary Bonds.

(b)  If temporary Bonds shall be issued, the Issuer shall cause the definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation to it at its principal office of any temporary Bond shall cancel the same and authenticate and deliver in exchange therefor, without charge to the Owner thereof, a definitive Bond or Bonds of an equal aggregate principal amount, of the same series and maturity and bearing interest at the same rate as the temporary Bond surrendered. Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

Section 211.  Mutilated, Lost, Stolen or Destroyed Bonds. In the event any Bond certificate shall become mutilated, or be lost, stolen or destroyed, the Issuer shall execute and the Trustee shall authenticate and deliver a new Bond certificate of like series, date and tenor as the Bond certificate mutilated, lost, stolen or destroyed. In the case of any mutilated Bond certificate, such mutilated Bond shall first be surrendered to the Trustee; and in the case of any lost, stolen or destroyed Bond certificate, there shall be first furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with indemnity satisfactory to them. In the event any such Bond shall have matured, instead of issuing a substitute Bond certificate the Issuer may pay or authorize the payment of the same without surrender thereof. Upon the issuance of any substitute Bond certificate, the Issuer and the Trustee may require the payment of an amount sufficient to reimburse the Issuer and the Trustee for any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses incurred in connection therewith.

Section 212.  Cancellation and Destruction of Bonds Upon Payment.

(a)  All Bonds which have been paid or redeemed or which the Trustee has purchased or the certificates of which have otherwise been surrendered to the Trustee under this Indenture, either at or before maturity, shall be canceled by the Trustee immediately upon the payment, redemption or purchase of such Bonds and the surrender of the certificates thereof to the Trustee.

(b)  All Bonds canceled under any of the provisions of this Indenture shall be delivered by the Trustee to the Issuer, or, upon request of the Issuer, shall be destroyed by the Trustee. The Trustee shall execute a certificate in triplicate describing the Bonds so delivered or destroyed, and shall file executed counterparts of such certificate with the Issuer and the Tenant.

ARTICLE III

REDEMPTION OF BONDS

Section 301.  Redemption of Bonds Generally. The Series 2006 Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions of this Article. Additional Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions contained in this Article and as may be specified in the Supplemental Indenture authorizing such Additional Bonds.

Section 302.  Redemption of Series 2006 Bonds. The Bonds shall be subject to redemption as follows:

(a)  Extraordinary Optional Redemption. In the event of a Change of Circumstances, the Series 2006 Bonds shall be subject to redemption and payment prior to the stated maturity thereof, at the option of the Issuer, upon instructions from the Tenant, on any date at the par value of the principal amount thereof, plus accrued interest thereon to the redemption date, without premium, provided all of the Series 2006 Bonds are so redeemed and paid according to their terms.

(b)  Optional Redemption. The outstanding principal amount of the Series 2006 Bonds shall be subject to redemption and payment prior to maturity, upon instructions from the Tenant, as a whole or in part on any date at the redemption price of the par value of the principal amount thereof, without premium, plus accrued interest thereon to the date fixed for redemption and payment.

Section 303.  Selection of Bonds to be Redeemed.

(a)  Bonds shall be redeemed only in the principal amount of $5,000 or integral multiples thereof. If less than all of the Outstanding Bonds of any series are to be redeemed and paid prior to maturity, such Bonds shall be redeemed as directed in writing by the Tenant. Bonds of less than a full maturity are to be selected by the Trustee in such equitable manner as it may determine.

(b)  In the case of a partial redemption of Bonds by lot when Bonds of denominations greater than $5,000 are then Outstanding, then for all purposes in connection with such redemption each $5,000 of face value shall be treated as though it was a separate Bond of the denomination of $5,000. If it is determined that one or more, but not all, of the $5,000 units of face value represented by any fully registered Bond is selected for redemption, then the Owner of such Bond or his attorney or legal representative shall forthwith present and surrender such Bond to the Trustee (1) for payment of the redemption price (including the premium, if any, and interest to the redemption date) of the $5,000 unit or units of face value called for redemption, and (2) for exchange, without charge to the Owner thereof, for a new Bond or Bonds of the aggregate principal amount of the unredeemed portion of the principal amount of such Bond. If the owner of any such Bond of a denomination greater than $5,000 shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the redemption date to the extent of the principal amount thereof called for redemption (and to that extent only).

Section 304.  Trustee’s Duty to Redeem Bonds. The Trustee shall call bonds for mandatory redemption immediately upon receipt of written advice from the Issuer that the event giving rise to mandatory redemption has occurred, and stating the redemption date (except with respect to mandatory redemption of Term Bonds, no further notice of which is required). Upon receipt by the Trustee of such written advice, if required, and upon its own initiative if not required, the Trustee shall give at least 30 days’ written notice of redemption to the Bondowners as provided herein. The Trustee shall call Bonds for redemption and payment as herein provided and shall give notice of redemption as provided in Section 305 hereof upon receipt by the Trustee at least 45 days prior to the proposed redemption date (unless waived) of a written request of the Issuer together with a copy of the redemption instructions of the Tenant. Such instructions shall specify the principal amount and the respective maturities of Bonds to be called for redemption, the applicable redemption price or prices and the provision or provisions of this Indenture pursuant to which such Bonds are to be called for redemption. In the event of a mandatory redemption as provided herein, no request from the Issuer or instructions from the Tenant shall be necessary.

Section 305.  Notice of Redemption. Notice of the call for any redemption identifying the Bonds or portions thereof to be redeemed shall be given by the Trustee, in the name of the Issuer, by mailing by first class mail, postage prepaid, a copy of the redemption notice at least 30 days prior to the date fixed for redemption to the Owner of each Bond to be redeemed at the address shown on the registration books maintained by the Trustee; provided, however, that failure to give such notice by mailing as aforesaid, or any defect therein, shall not affect the validity of any proceedings for the redemption of the Bonds. Any notice of redemption shall state the date of redemption, the place or places at which such Bonds shall be presented for payment, the series, maturities and numbers of the Bonds or portions of Bonds to be redeemed (and in the case of the redemption of a portion of any Bond the principal amount thereof being redeemed), the redemption price and shall state that interest on the Bonds described in such notice will cease to accrue from and after the redemption date. A copy of each such notice of redemption shall be provided to any authorized co-paying agent appointed by the Trustee.

Section 306.  Effect of Call for Redemption. Prior to the date fixed for redemption, funds or Government Securities maturing on or before the date fixed for redemption shall be deposited with the Trustee in amounts sufficient to provide for payment of the Bonds called for redemption, accrued interest thereon to the redemption date and the redemption premium, if any. Upon the deposit of such funds or Government Securities, and notice having been given as provided in Section 305 hereof, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall cease to bear interest on the specified redemption date, and shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

ARTICLE IV

FORM OF BONDS

Section 401.  Forms Generally. The Series 2006 Bonds, and the Trustee’s certificate of authentication to be endorsed thereon shall be, respectively, in substantially the form set forth in Appendix A. Any Additional Bonds, and the Trustee’s Certificate of Authentication to be endorsed thereon shall also be in substantially such form, with such necessary or appropriate variations, omissions and insertions as are permitted or required by this Indenture or any Supplemental Indenture. The Bonds may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any custom, usage or requirement of law with respect thereto.

Section 402.  Form of Bond Counsel’s Approving Opinion.

Bond Counsel’s approving opinion with respect to the authorization and issuance of the Bonds shall be substantially in form acceptable to Bond Counsel and the Original Purchaser and, if printed on the Bond certificates, shall be preceded by the following certificate:

I, the undersigned, City Clerk of the City of McPherson, Kansas hereby certify that the following is a true and correct copy of the complete final legal opinion of Gilmore & Bell, P.C., Bond Counsel, on the within Bond and the series of which said Bond is a part, except that it omits the date of such opinion, that said legal opinion was manually executed and was dated and issued as of the date of delivery of and payment for such Bonds, and is on file with Security Bank of Kansas City, Kansas City, Kansas.

(facsimile signature)

City Clerk of the City of

McPherson, Kansas

ARTICLE V

CUSTODY AND APPLICATION OF BOND PROCEEDS

Section 501.  Creation of Project Fund. There is hereby established in the custody of the Trustee a special trust fund in the name of the Issuer to be designated the “City of McPherson, Kansas Project Fund (National Cooperative Refinery Association).” The Project Fund shall consist of two accounts: a Project Account and a Costs of Issuance Account. The Trustee may create separate subaccounts in the Project Account for each series of Bonds issued pursuant to the Indenture.

Section 502.  Deposits into the Project Fund. The following funds shall be paid over to and deposited by the Trustee into the Project Fund, as and when received:

(a)  The cash proceeds, if any, from the sale of the Series 2006 Bonds, excluding such amounts thereof as are required to be paid into the Debt Service Fund pursuant to Section 602 hereof.

(b)  The earnings accrued on the investment of moneys in the Project Fund and required to be deposited into the Project Fund pursuant to Section 702 hereof.

(c)  The proceeds from the sale of any Additional Bonds (except Additional Bonds issued to refund Outstanding Bonds) (excluding such amounts thereof required to be paid into the Debt Service Fund pursuant to Section 602 hereof).

(d)  The Net Proceeds of casualty insurance, condemnation awards or title insurance required to be deposited into the Project Fund pursuant to the Lease.

(e)  Any and all payments from any contractors or other suppliers by way of breach of contract, refunds or adjustments required to be deposited into the Project Fund pursuant to the Lease.

(f)  Except as otherwise provided herein or in the Lease, any other money received by or to be paid to the Trustee from any other source for the purchase or construction of the Leased Property, or payment of Costs of Issuance, when accompanied by directions by the Tenant that such moneys are to be deposited into the Project Fund.

(g)  Moneys received for payment of Costs of Issuance shall be deposited in the Costs of Issuance Account. The balance shall be deposited in the Project Account.

Section 503.  Disbursements from the Project Fund.

(a)  The moneys in the Project Account of the Project Fund shall be disbursed by the Trustee for the payment of Project Costs (other than Costs of Issuance) in accordance with the provisions of Article V of the Lease. Costs of Issuance shall be paid from the Costs of Issuance Account of the Project Fund upon receipt of a properly executed requisition therefor. The Trustee hereby covenants and agrees to disburse such moneys in accordance with such provisions. If the Issuer so requests, a copy of each requisition certificate submitted to the Trustee for payment under this Section shall be promptly provided by the Trustee to the Issuer.

(b)  The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and after the Leased Property has been completed and a certificate of payment of all costs filed as provided in Section 504 hereof, the Trustee shall file a statement of receipts and disbursements with respect thereto with the Issuer and the Tenant.

Section 504.  Disposition Upon Completion of the Leased Property. The completion of the Leased Property and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee by the Tenant of the Certificate of Completion required by Section 5.6 of the Lease. As soon thereafter as practicable, any balance remaining in the Project Account of the Project Fund shall without further authorization be deposited in the Debt Service Fund and applied by the Trustee solely to the payment of principal of the Bonds through the payment or redemption thereof on any redemption date specified in Section 302(c) hereof or as otherwise permissible in the opinion of Bond Counsel. Any amounts remaining in the Costs of Issuance Account 30 days prior to the first Interest Payment Date shall be transferred to the Debt Service Fund as Basic Rent Credits.

Section 505.  Disposition Upon Acceleration. If the principal of the Bonds shall have become due and payable pursuant to Section 901 of this Indenture, upon the date of payment by the Trustee of any moneys due as hereinafter provided in Article IX, any balance remaining in the Project Fund shall, without further authorization, be deposited in the Debt Service Fund by the Trustee.

ARTICLE VI

REVENUES AND FUNDS

Section 601.  Creation of the Debt Service Fund. There is hereby directed to be established in the custody of the Trustee a special trust fund in the name of the Issuer to be designated the “City of McPherson, Kansas Debt Service Fund for Taxable Industrial Revenue Bonds (National Cooperative Refinery Association)” (herein called the “Debt Service Fund”). The Trustee may create separate subaccounts in the Debt Service Fund for each series of Bonds issued pursuant to this Indenture.

Section 602.  Deposits into the Debt Service Fund. The Trustee shall deposit into the Debt Service Fund, as and when received, the following:

(a)  All accrued interest on the Series 2006 Bonds and premium, if any, paid by the Original Purchaser of the Bonds to be applied to payment of interest on the Series 2006 Bonds accruing prior to the Completion Date.

(b)  If required by a Supplemental Indenture authorizing the issuance of Additional Bonds, an additional amount from the proceeds of such Additional Bonds, such additional amount not to exceed the sum which, when added to the accrued interest and premium, if any, received from the sale of such Additional Bonds, will be sufficient to pay the interest accruing on such Additional Bonds during the estimated period of construction of the Project Additions financed through the issuance of such Additional Bonds.

(c)  All Basic Rent payable by the Tenant to the Issuer specified in Section 3.1 of the Lease.

(d)  Any amount in the Project Fund to be transferred to the Debt Service Fund pursuant to Section 504 hereof upon completion of the Leased Property and any amount remaining in the Project Fund to be transferred to the Debt Service Fund pursuant to Section 509 hereof upon acceleration of the maturity of the Bonds.

(e)  All interest and other income derived from investments of Debt Service Fund moneys as provided in Section 702 hereof.

(f)  All other moneys received by the Trustee under and pursuant to any of the provisions of the Lease, except Additional Rent, or when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Debt Service Fund.

Section 603.  Application of Moneys in the Debt Service Fund.

(a)  Except as provided in subsection (d) of this Section, moneys in the Debt Service Fund shall be expended solely for the payment of the principal of, premium, if any, and interest on the Outstanding Bonds as the same mature and become due or upon the redemption thereof prior to maturity.

(b)  The Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Debt Service Fund to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable and to make said funds so withdrawn available to the Paying Agent for the purpose of paying said principal, premium, if any, and interest.

(c)  The Trustee, upon written direction of the Issuer and the Tenant, shall use any excess moneys in the Debt Service Fund (other than investment earnings credited to such account) and any moneys paid to the Trustee for deposit in the Debt Service Fund pursuant to Section 17.2 of the Lease to redeem Outstanding Bonds, interest accruing thereon prior to such redemption, and redemption premium, if any, in accordance with and to the extent permitted by Article III hereof so long as the Tenant is not in Default with respect to payments of Basic Rent under the Lease and to the extent said moneys are in excess of amounts required for payment of Bonds theretofore matured or called for redemption and past due interest in all cases when such Bonds have not been presented for payment. The Tenant may also direct such excess moneys in the Debt Service Fund or such part thereof or other moneys of the Tenant, as the Tenant may direct, to be applied by the Trustee for the purchase of Bonds in the open market for the purpose of cancellation.

(d)  Any amount remaining in the Debt Service Fund after the principal of, premium, if any, and interest on the Bonds shall have been paid in full or provision made therefor in accordance with Article XIII hereof, shall be paid to the Tenant by the Trustee.

Section 604.  Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of principal of, premium, if any, or interest on the Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 605.  Nonpresentment of Bonds. In the event that any Bond shall not be presented for payment when the principal thereof becomes due, either at its stated maturity or at the date called for redemption, or the Trustee is unable to locate the Owner for the payment of accrued interest or an accrued interest check remains uncashed, if funds sufficient to pay such Bond and accrued interest shall have been made available to the Trustee, all liability of the Issuer to the Bondowner for the payment of such Bond and accrued interest shall cease and be completely discharged, and the Trustee shall hold such funds, without interest, for the benefit of such Bondowner, who shall thereafter be restricted exclusively to such funds for any claim on, or with respect to, such Bond and interest. If any Bond shall not be presented for payment within four years following the date when it becomes due, whether by maturity or otherwise, or the accrued interest cannot be paid as set out above, the Trustee shall repay to the Tenant the funds theretofore held by it for payment of such Bond and interest, and such Bond and interest shall thereafter be an unsecured obligation of the Tenant, subject to the defense of any applicable statute of limitation, and the Owner thereof shall be entitled to look only to the Tenant for payment, and then only to the extent of the amount so repaid, and the Tenant shall not be liable for any additional interest thereon.

ARTICLE VII

SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

Section 701.  Moneys to be Held in Trust. All moneys deposited with or paid to the Trustee for the account of any fund or account under any provision of this Indenture, and all moneys deposited with or paid to the Paying Agent under any provision of this Indenture, shall be held by the Trustee or Paying Agent in trust and shall be applied only in accordance with the provisions of this Indenture and the Lease and, until used or applied as so provided, shall constitute part of the Trust Estate and be subject to the lien hereof. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received hereunder except interest earned on investments made pursuant to Section 702 of this Indenture and such other interest as may be agreed upon.

Section 702.  Investment of Moneys in Funds. Moneys held in the Project Fund and the Debt Service Fund shall be separately invested and reinvested by the Trustee at the written direction of the Tenant (or in the absence of such written direction, at the discretion of the Trustee) in Investment Securities which mature or are subject to redemption by the owner prior to the date such funds will be needed; provided, however, that such moneys shall not be invested in such manner as will violate the provisions of Sections 703 hereof. Any such Investment Securities shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund or account in which such moneys are originally held, and except as otherwise specifically provided in this Indenture, the interest accruing thereon and any profit realized from such Investment Securities shall be credited to and accumulated in such fund or account, and any loss resulting from such Investment Securities shall be charged to such fund or account. The Trustee shall sell and reduce to cash a sufficient amount of such Investment Securities whenever the cash balance in any fund or account is insufficient for the purposes of such fund or account. In determining the balance in any fund or account, investments in such fund or account shall be valued at the lower of their original cost or their fair market value as of the most recent Payment Date. The Trustee may make any and all investments permitted by the provisions of this Section through its own bond department or short-term investment department. The Trustee shall have no liability for any loss experienced on any investment made pursuant to this Section.

Section 703.  Record Keeping. The Trustee shall maintain records demonstrating compliance with the provisions of this Article and with the provisions of Article VI for at least six years after the payment of all of the Outstanding Bonds.

ARTICLE VIII

GENERAL COVENANTS AND PROVISIONS

Section 801.  Payment of Principal of, Premium, if any, and Interest on the Bonds. The Issuer covenants and agrees that it will, but solely from the rents, revenues and receipts derived from the Leased Property (as well as moneys held for such purposes hereunder) as described herein, promptly pay or cause to be paid the principal of, premium, if any, and interest on the Bonds as the same become due and payable at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof, and to this end the Issuer covenants and agrees that it will use its best efforts to cause the Leased Property to be continuously leased as a revenue and income producing undertaking, and that, should there be a default under the Lease with the result that the right of possession of the Leased Property is returned to the Issuer, the Issuer shall fully cooperate with the Trustee and with the Bondowners to protect the rights and security of the Bondowners and shall diligently proceed in good faith and use its best efforts to secure another tenant for the Leased Property to the end that at all times sufficient rents, revenues and receipts will be derived by Issuer from the Leased Property to provide for payment of the principal of, premium, if any, and interest on the Bonds as the same become due and payable. If the Issuer is unable to procure a new tenant who will enter into such a lease, the Issuer may take such good faith action as shall be in the best interests of the Bondowners which may include the sale of the Leased Property, and if the Leased Property is sold, after deducting all costs of the sale, any moneys derived from such sale shall be used for the purpose of paying the principal of and interest and redemption premium, if any, on the Bonds. Nothing herein shall be construed as requiring the Issuer to operate the Leased Property as a business other than as lessor or to use any funds or revenues from any source other than funds and revenues derived from the Leased Property.

Section 802.  Authority to Execute Indenture and Issue Bonds. The Issuer covenants that it is duly authorized under the constitution and laws of the State to execute this Indenture, to issue the Bonds and to pledge and assign the Trust Estate in the manner and to the extent herein set forth (including the creation of a security interest therein); that all action on its part for the execution and delivery of this Indenture and the issuance of the Bonds has been duly and effectively taken; and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable limited obligations of the Issuer according to the import thereof.

Section 803.  Performance of Covenants. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds and in all proceedings of its governing body pertaining thereto.

Section 804.  Instruments of Further Assurance. The Issuer covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such Supplemental Indentures and such further acts, instruments, financing statements and other documents as the Trustee may reasonably require for the better pledging and assigning unto the Trustee the property and revenues herein described to secure the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer hereby acknowledges that this Indenture constitutes a security agreement with respect to the Trust Estate, and authorizes the Trustee to file financing statements to perfect its security interest in the Trust Estate, or any part thereof. The Issuer covenants and agrees that, except as herein and in the Lease provided, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Leased Property or the rents, revenues and receipts derived therefrom or from the Lease, or of its rights under the Lease.

Section 805.  Maintenance, Taxes and Insurance. The Issuer represents that pursuant to the provisions of Articles VI, VII and X of the Lease, the Tenant has agreed to cause the Leased Property to be maintained and kept in good condition, repair and working order, to pay, as the same respectively become due, all taxes, assessments and other governmental charges at any time lawfully levied or assessed upon or against the Leased Property or any part thereof, and to keep the Leased Property constantly insured to the extent provided for therein, all at the sole expense of Tenant.

Section 806.  Inspection of Project Books. The Issuer covenants and agrees that all books and documents in its possession relating to the Leased Property and the rents, revenues and receipts derived from the Leased Property shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

Section 807.  Enforcement of Rights Under the Lease. The Issuer covenants and agrees that it shall enforce all of its rights and all of the obligations of the Tenant (at the expense of the Tenant) under the Lease to the extent necessary to preserve the Leased Property in good order and repair, and to protect the rights of the Trustee and the Bondowners hereunder with respect to the pledge and assignment of the rents, revenues and receipts coming due under the Lease. The Trustee as assignee of the Lease in its name or in the name of the Issuer shall enforce all rights of the Issuer and all obligations of the Tenant under and pursuant to the Lease for and on behalf of the Bondowners, whether or not the Issuer is in default hereunder.

Section 808.  Possession and Use of Leased Property. So long as not otherwise provided in this Indenture, the Tenant shall be suffered and permitted to possess, use and enjoy the Leased Property and appurtenances so as to carry out its obligations under the Lease.

ARTICLE IX

REMEDIES ON DEFAULT

Section 901.  Acceleration of Maturity in Event of Default.

(a)  If an Event of Default shall have occurred and be continuing, the Trustee shall only upon the written request of Bondowners owning not less than 25% in aggregate principal amount of Bonds then Outstanding, by notice in writing delivered to the Issuer and the Tenant, declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable.

(b)  If, at any time after such declaration, but before the Bonds shall have matured by their terms, all overdue installments of principal and interest on the Bonds, together with all Default Administration Costs, all overdue installments of Basic Rent and Additional Rent under the Lease and all other sums then payable by the Issuer under this Indenture shall either be paid or provision satisfactory to the Trustee shall be made for such payment, then and in every such case the Trustee may in its discretion, and shall upon the written consent of Bondowners owning at least 51% in aggregate principal amount of the Bonds Outstanding, rescind such declaration and annul such default in its entirety.

(c)  In case of any rescission, then and in every such case the Issuer, the Trustee and the Bondowners shall be restored to their former position and rights hereunder respectively, but no such rescission shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 902.  Exercise of Remedies by the Trustee.

(a)  If an Event of Default shall have occurred and be continuing, the Trustee shall only if requested to do so in writing by Bondowners owning not less than 25% of the aggregate principal amount of Bonds Outstanding, and if indemnified to its satisfaction and satisfactory provision has been offered as to payment of Default Administration Costs and third-party liability, pursue and exercise any available remedy at law or in equity by suit, action, mandamus or other proceeding or exercise such one or more of the rights and powers conferred by this Article as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Bondowners to enforce the payment of the principal of, premium, if any, and interest on the Bonds then Outstanding, and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth.

(b)  All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without necessity of joining as plaintiffs or defendants any Bondowners, and any recovery of judgment shall be for the equal benefit of all Outstanding Bonds.

(c) In any litigation with the Tenant after an Event of Default, the Trustee may, after obtaining the written approval of Bondowners owning at least 51% of the aggregate principal amount of Bonds Outstanding, enter into an agreement to settle the litigation upon such terms as the Trustee in its sole discretion determines to be in the best interest of the Bondowners, even if such settlement involves selling the Leased Property for less than the amount needed to pay the Owners of the Bonds Outstanding the full amounts of the principal and accrued interest on the Bonds.

Section 903.  Limitation on Exercise of Remedies by Bondowners. No Bondowner shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or any other remedy hereunder, unless (i) a default has occurred of which the Trustee has knowledge, (ii) such default shall have become an Event of Default, (iii) Bondowners owning at least 25% in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee, shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and (iv) satisfactory indemnity and provision for payment of Default Administration Costs and third-party liability shall have been offered to the Trustee and (v) the Trustee shall thereafter fail or refuse to exercise the powers granted in this section to institute such action, suit or proceeding in its own name; and such knowledge and request are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder, it being understood and intended that no one or more Bondowners shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all Bonds then Outstanding.

Section 904.  Right of Bondowners to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, Bondowners owning at least 51% in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, and upon providing the Trustee indemnification satisfactory to it as provided above, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, and Trustee shall have the right to decline to follow such direction if the Trustee shall in good faith, and upon the advice of counsel, determine that proceedings so directed would expose the Trustee to personal liability.

Section 905.  Remedies Cumulative. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the Bondowners is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondowners hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient. No waiver of any Event of Default hereunder, whether by the Trustee or by the Bondowners, shall extend to or shall affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

Section 906.  Waivers of Events of Default. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on Bonds, and shall do so upon the written request of Bondowners owning at least 51% in aggregate principal amount of all the Bonds then Outstanding and satisfaction of the conditions set forth in Section 901(b). In case of any such waiver or rescission, or in case any proceedings taken by the Trustee under this Indenture on account of any such default shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Bondowners shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

Section 907. Application of Money Received after Event of Default. If the principal of all Bonds shall have become due and payable after the occurrence of an Event of Default, all moneys thereafter received from the Tenant, from sale or reletting of the Leased Property:

first: to the payment of all installments of interest due and payable on or prior to maturity, if any, in the order in which such installments became due and payable and, if the amount available is not sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment, without any discrimination or preference except as to any difference in the respective rates of interest specified in the Bonds, and then to the payment of any interest due and payable after maturity on the Bonds, ratably, without any discrimination or preference except as to any difference in the respective rates of interest specified in the Bonds; and

second: to the payment of the principal of the Bonds, ratably, without preference or priority of any obligation over any other obligation.

Whenever moneys are to be applied by the Issuer or the Trustee pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee in its sole discretion determines, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future; the deposit of such moneys with the Trustee in trust for the proper purpose shall constitute proper application by the Issuer; and the Issuer shall incur no liability to any Bondowner or to any other person for any delay in applying any such moneys, so long as the Issuer acts with reasonable diligence, having due regard to the circumstances, and moneys are applied in accordance with such provisions of this Indenture. Whenever the Trustee exercises such discretion in applying such moneys, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date, and shall not be required to make payment to any Bondowner of any unpaid Bond until the Bond certificate(s) representing Bonds owned are surrendered to the Trustee as Bond Registrar for appropriate endorsement, or for cancellation if fully paid.

ARTICLE X

THE TRUSTEE

Section 1001.  Acceptance of the Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts in the manner in which a corporate trustee ordinarily would perform said trusts under a corporate indenture, and the Trustee shall exercise such of the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in its exercise as a prudent corporate trust officer would exercise or use under the circumstances, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture against the Trustee:

(a)  Prior to the occurrence of an Event of Default and after the cure of all Events of Default which may have occurred, the Trustee’s duties and responsibilities shall include only those expressly set forth in this Trust Indenture and those rights, duties, responsibilities, and obligations which are reserved to or imposed upon the Issuer under this Trust Indenture and the Lease, excepting only such of those rights, duties, responsibilities, and obligations as may only be properly and lawfully exercised by or imposed upon the Issuer.

(b)  Upon the occurrence of an Event of Default the Trustee shall be and is hereby authorized to bring appropriate action for judgment or such other relief as may be appropriate and such action may be in the name of the Trustee or in the name of the Issuer and Trustee jointly; but in such case, neither the Issuer nor the Trustee shall have any obligation for any fees and expenses of such action except out of any funds available by reason of the ownership of the Leased Property and moneys available under this Trust Indenture and the Lease. In addition, the Trustee may file such proof of claim and such other documents as may be necessary and advisable in order to have the claims of the Trustee and the Bondowners relative to the Bonds or the obligations relating thereto allowed in any judicial proceeding.

(c)  The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys or receivers. The Trustee shall be entitled to rely upon the opinion or advice of counsel, who may be counsel to the Trustee, Issuer or the Tenant, concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such agents, attorneys and receivers as may reasonably be employed in connection with the trusts hereof.

(d)  The Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds with the same rights which it would have if it were not Trustee.

(e)  The Trustee may rely and shall be protected in acting or refraining from acting upon any ordinance, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, affidavit, letter, telegram or other paper or document provided for under this Indenture or the Lease believed by it to be genuine and correct and to have been signed, presented or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who, at the time of making such request or giving such authority or consent is a Bondowner, shall be conclusive and binding upon all future Owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in substitution thereof.

(f)  As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee shall be entitled to rely upon a certificate signed by the mayor of the Issuer or the Authorized Tenant Representative as sufficient evidence of the facts therein contained, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

(g)  The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

(h)  At any and all reasonable times the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect any and all of the Leased Property and all books, papers and records of the Issuer and Tenant pertaining to the Leased Property and the Bonds, and to make such notes and copies as may be desired.

(i)  The Trustee shall not be required to give any bond or surety with respect to the execution of its trusts and powers hereunder or otherwise with respect to the Leased Property.

(j)  The Trustee shall have the right, but shall not be required, to demand, with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purpose of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

(k)  The Trustee shall not be required to take notice of, or be deemed to have notice of, any default hereunder or under the Lease, except the failure by the Issuer to cause to be made any of the payments required to be made under the Lease or in accordance with Article VI hereof, or the failure by the Issuer to cause compliance by the Tenant with the provisions of Article VI of the Lease, unless the Trustee shall have been specifically notified in writing of such default by the Issuer or by Bondowners owning at least 25% in aggregate principal amount of all Bonds then Outstanding.

(l)  The Trustee may inform the Bondowners of environmental hazards that the Trustee has reason to believe exist with respect to the Leased Property, and the Trustee shall have the right to take no further action with respect thereto, and, in such event, no fiduciary duty shall exist which imposes any obligation for further action by the Trustee with respect to the Leased Property, the enforcement of any remedies hereunder or under this Lease, the Trust Estate, or any portion thereof, if, in the reasonable opinion of the Trustee, such action would subject the Trustee to environmental or other liability for which the Trustee has not received indemnity satisfactory to it.

Section 1002.  Fees, Charges and Expenses of the Trustee; Lien for Fees and Costs and Additional Rent. The Trustee shall be entitled to payment of or reimbursement for reasonable fees for its ordinary services rendered hereunder and all advances, agent and counsel fees and other ordinary costs, charges and expenses reasonably and necessarily made or incurred by the Trustee in connection with such ordinary services and, in the event that it should become necessary that the Trustee perform extraordinary services, it shall be entitled to reasonable compensation therefor and to reimbursement for reasonable and necessary extraordinary expenses in connection therewith; provided that if such extraordinary services or extraordinary expenses are occasioned by the neglect or misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees, costs, expenses and charges of the Trustee as Paying Agent for the Bonds. The Trustee agrees that the Issuer shall have no liability for any fees, charges and expenses of the Trustee, and the Trustee agrees to look only to the Tenant for the payment of all fees, charges and expenses of the Trustee and any Paying Agents as provided in the Lease. Upon the occurrence of an Event of Default and during its continuance, the Trustee shall have a lien with right of payment prior to payment of principal of, redemption premium, if any, or interest on any Bond, upon all moneys in its possession under any provisions hereof for the foregoing advances, fees, costs and expenses incurred, for Default Administration Costs and for any unpaid Additional Rent owing under the Lease.

Section 1003.  Notice to Bondowners if Default Occurs. If an Event of Default occurs, of which the Trustee is aware and of which it is required to take notice, the Trustee shall give written notice thereof to the Bondowners, as shown by the bond registration books required to be maintained by the Trustee and kept at the principal office of the Trustee.

Section 1004.  Intervention by the Trustee. In any judicial proceeding to which the Issuer is a party and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the Bondowners, the Trustee may intervene on behalf of the Bondowners and shall do so if requested in writing by Bondowners owning at least 25% of the aggregate principal amount of Bonds then Outstanding and if provided with indemnity satisfactory to the Trustee.

Section 1005.  Successor Trustee Upon Merger, Consolidation or Sale. Any corporation or association into which the Trustee may be merged or converted or with or into which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

Section 1006.  Resignation of Trustee. The Trustee may resign by an instrument in writing delivered by registered or certified mail to the Issuer and the Tenant to take effect not sooner than 90 days after its delivery, whereupon the Issuer, with the consent of the Tenant, shall immediately, in writing, designate a successor Trustee; provided, however, that the Trustee’s resignation shall not become effective unless and until a successor Trustee is approved and qualified. In the event the Issuer and the Tenant do not promptly designate a successor trustee, then the Trustee shall have the right to petition a court of competent jurisdiction for the appointment of a successor.

Section 1007.  Removal of Trustee. As long as no Default or Event of Default shall have occurred and be continuing, the Trustee may be removed at any time by the Issuer or the Tenant; provided, that such removal shall not be effective unless and until a successor trustee is appointed and qualified, and provided further than such removal shall not become effective until after 60 days from the date written notice of such proposed removal is given to the Trustee by first class mail. The Issuer or the Tenant, concurrently with giving notice to the Trustee, shall give notice by first class mail of the proposed removal of the Trustee to all Bondowners. Unless Bondowners owning at least 51% in principal amount of Bonds then Outstanding object in writing to the proposed removal of the Trustee, such removal shall become effective from the date specified in the notices, provided that the successor trustee shall have been qualified and have accepted the duties and responsibilities of the Trustee as of such date. The Trustee may be removed at any time by the written direction of Bondowners owning at least 51% in aggregate principal amount of Bonds then Outstanding.

Section 1008.  Qualifications of Successor Trustee. Every successor Trustee appointed pursuant to the provisions of this Article shall be a trust company or bank in good standing, qualified to accept such trust and acceptable to the Issuer and the Tenant.

Section 1009.  Vesting of Trusts in Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer and the Tenant an instrument in writing accepting such appointment hereunder, and thereupon such successor shall, without any further act, deed or conveyance, become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

Section 1010.  Right of Trustee to Pay Taxes and Other Charges. In case any tax, assessment or governmental or other charge upon, or insurance premium with respect to, any part of the Leased Property is not paid as required herein or in the Lease, and the Tenant has failed after 30 days written notice to make such payment, the Trustee may pay such tax, assessment or governmental charge or insurance premium, without prejudice, however, to any rights of the Trustee or the Bondowners hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at a rate per annum equal to the Trustee’s published prime rate in effect at the time, shall become an additional obligation secured by this Indenture, and the same shall be given a preference in payment over any payment of principal of, premium, if any, or interest on the Bonds, and shall be paid out of the proceeds of rents, revenues and receipts collected from the Leased Property, if not otherwise caused to be paid; but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by Bondowners owning at least 25% of the aggregate principal amount of Bonds then Outstanding and shall have been provided adequate funds for the purpose of such payment.

Section 1011.  Trust Estate May Be Vested in Co-trustee.

(a)  It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Lease, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee, or take any other action which may be desirable or necessary in connection therewith, it may be necessary or desirable that the Trustee appoint an additional individual or institution as a co-trustee or separate trustee, and the Trustee is hereby authorized to appoint such co-trustee or separate trustee.

(b)  In the event that the Trustee appoints an additional individual or institution as a co-trustee or separate trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, title, interest and lien expressed or intended by this Indenture to be exercised by the Trustee with respect thereto shall be exercisable by such co-trustee or separate trustee but only to the extent necessary to enable such co-trustee or separate trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such co-trustee or separate trustee shall run to and be enforceable by either of them.

(c)  Should any deed, conveyance or instrument in writing from the Issuer be required by the co-trustee or separate trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, then any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

(d)   In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the properties, rights, powers, trusts, duties and obligations of such co-trustee or separate trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such co-trustee or separate trustee.

Section 1012.  Annual Accounting. The Trustee shall render an annual accounting to the Tenant, to the Issuer upon request, and to any Bondowner requesting the same in writing and remitting reasonable charges for preparing such copies, showing in reasonable detail all financial transactions relating to the Trust Estate during the accounting period and the balance in any funds or accounts created by this Indenture as of the beginning and close of such accounting period.

Section 1013.  Recordings and Filings. The Issuer shall cause the Lease and all amendments to the Lease or appropriate memoranda thereof and all appropriate financing statements and other security instruments to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the Bondowners and the rights of the Trustee hereunder. The Issuer hereby authorizes the Trustee to make any such filings for it. The Trustee shall cause all appropriate continuation statements of financing statements initially recorded to be recorded and filed in such manner and in such places as may be required by law to continue the effectiveness of such financing statements.

Section 1014.  Performance of Duties under the Lease. The Trustee hereby accepts and agrees to perform, in such manner as is consistent with the terms of those instruments and this Indenture, all duties and obligations assigned to it under the Lease.

ARTICLE XI

SUPPLEMENTAL INDENTURES

Section 1101.  Supplemental Indentures Not Requiring Consent of Bondowners. The Issuer and the Trustee may from time to time, without the consent of any of the Bondowners, enter into such Supplemental Indenture or Supplemental Indentures as shall not be inconsistent with the terms and provisions hereof, for any one or more of the following purposes:

(a)  To cure any ambiguity or formal defect or omission in this Indenture or to make any other change not prejudicial to the Bondowners;

(b)  To grant to or confer upon the Trustee for the benefit of the Bondowners any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondowners or the Trustee or either of them;

(c)  To more precisely identify the Leased Property or to add additional property thereto;

(d)  To subject to this Indenture additional revenues, properties or collateral; and

(e)  To issue Additional Bonds as provided in Section 209 hereof.

Section 1102.  Supplemental Indentures Requiring Consent of Bondowners.

(a)   Exclusive of Supplemental Indentures described in Section 1101 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Bondowners owning not less than 66-2/3% in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other Supplemental Indenture or Supplemental Indentures as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided, however, that except as provided in subparagraph (b) of this Section 1102, nothing in this Section contained shall permit or be construed as permitting (1) an extension of the maturity of the principal of or the accrual of, or dates of payment of, interest on any Bond issued hereunder, or (2) a reduction in the principal amount of any Bond or the rate of interest thereon, or (3) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (4) a reduction in the aggregate principal amount of Bonds the Owners of which are required for consent to any such Supplemental Indenture.

(b)  Any provision of this Indenture or the Bonds may be amended with the written consent of the Owners owning 100% in aggregate principal amount then Outstanding.

Section 1103.  Tenant’s Consent to Supplemental Indentures. Anything herein to the contrary notwithstanding, a Supplemental Indenture under this Article which affects any rights of the Tenant shall not become effective unless and until the Tenant shall have consented in writing to the execution and delivery of such Supplemental Indenture, provided that receipt by the Trustee of an amendment to the Lease executed by the Tenant in connection with the issuance of Additional Bonds under Section 209 hereof shall be deemed to constitute consent of the Tenant to the execution of a Supplemental Indenture pursuant to Section 209 hereof. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such Supplemental Indenture (other than a Supplemental Indenture proposed to be executed and delivered pursuant to Section 209 hereof) together with a copy of the proposed Supplemental Indenture to be mailed to the Tenant at least 15 days prior to the proposed date of execution and delivery of any such Supplemental Indenture.

ARTICLE XII

LEASE AMENDMENTS

Section 1201.  Lease Amendments. The provisions of the Lease may be amended to the extent and upon the terms and conditions provided therein.

ARTICLE XIII

SATISFACTION AND DISCHARGE OF INDENTURE

Section 1301.  Satisfaction and Discharge of the Indenture.

(a)  When the principal of, premium, if any, and interest on all Bonds shall have been paid in accordance with their terms or provision has been made for such payment, as provided in Section 1302 hereof, and provision shall also have been made for paying all other sums payable hereunder, including the fees and expenses of the Trustee and the Paying Agent to the date of retirement of the Bonds, then the duties of the Trustee under this Indenture shall cease. Thereupon the Trustee shall discharge and release this Indenture and shall execute, acknowledge and deliver to the Issuer such instruments of satisfaction and discharge or release as shall be requisite to evidence such release and the satisfaction and discharge of this Indenture, and shall assign and deliver to the Issuer any property at the time subject to this Indenture which may then be in its possession, except amounts in the Debt Service Fund required to be paid to the Tenant under Section 603(d) hereof and except funds or securities in which such funds are invested and held by the Trustee for the payment of the principal of, and interest accrued on, the Bonds. Notwithstanding anything otherwise provided herein, the provisions of this Indenture relating to compensation and indemnification of the Trustee shall survive satisfaction and discharge of the Indenture.

(b)  The Issuer is hereby authorized to accept a certificate by the Trustee that the principal of, premium, if any, and interest due and payable upon all of the Bonds then Outstanding and all amounts required to be paid to the United States have been paid or such payment provided for in accordance with Section 1302 hereof as evidence of satisfaction of this Indenture, and upon receipt thereof shall deem this Indenture discharged.

Section 1302.  Bonds Deemed to be Paid.

(a)  Bonds shall be deemed to be paid within the meaning of this Indenture when payment of the principal of and the applicable premium, if any, on such Bonds, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment (1) moneys sufficient to make such payment or (2) non-callable Government Securities maturing as to principal and interest in such amount and at such times as will insure the availability of sufficient moneys to make such payment. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Securities. As a condition to the Bonds being deemed paid, the Trustee shall have received an opinion of Bond Counsel to the effect that the conditions of this Section have been satisfied, and that the actions taken hereunder will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds.

(b)  Notwithstanding the foregoing, in the case of the redemption of Bonds which by their terms may be redeemed prior to the stated maturities thereof, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until proper notice of such redemption shall have been given in accordance with Article III of this Indenture or irrevocable instructions shall have been given to the Trustee to give such notice.

(c)  Notwithstanding any provision of any other Section of this Indenture which may be contrary to the provisions of this Section, all moneys or Government Securities set aside and held in trust pursuant to the provisions of this Section for the payment of Bonds (including premium thereon, if any) and interest thereon shall be applied to and used solely for the payment of the particular Bonds (including premium thereon, if any) and interest thereon with respect to which such moneys and Government Securities have been so set aside in trust.

ARTICLE XIV

MISCELLANEOUS PROVISIONS

Section 1401.  Consents and Other Instruments by Bondowners.

(a)  Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondowners may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondowners in person or by agent appointed in writing. Proof of the execution of any such instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken, suffered or omitted under any such instrument, namely:

(1)  The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such instrument acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

(2)  The fact of ownership of Bonds and the amount or amounts, number and other identification of such Bonds, and the date of holding the same shall be proved by the registration books of the Issuer maintained by the Trustee.

(b)  In determining whether the Bondowners owning the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by the Tenant or any affiliate of the Tenant shall be disregarded and deemed not to be Outstanding under this Indenture, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. For purposes of this paragraph, the word “affiliate” means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Tenant; and for the purposes of this definition, “control” means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Tenant or any affiliate of the Tenant.

Section 1402.  Limitation of Rights Under the Indenture. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be inferred from this Indenture or the Bonds is intended or shall be construed to give any person other than the parties hereto, and the Bondowners, any right, remedy or claim under or with respect to this Indenture, and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Tenant and the Bondowners as herein provided.

Section 1403.  Notices. Any notice, request, complaint, demand or other communication required or desired to be given or filed under this Indenture shall be in writing and shall be deemed duly given or filed if the same shall be duly mailed by registered or certified mail, postage prepaid, to the Notice Representative.

All notices given by certified or registered mail as aforesaid shall be deemed duly given as of the date they are so mailed. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Tenant to the other shall also be given to the Trustee. The Issuer, the Trustee and the Tenant may from time to time designate, by notice given hereunder to the others of such parties, such other address to which subsequent notices, certificates or other communications shall be sent.

Section 1404.  Suspension of Mail Service. If, because of the temporary or permanent suspension of regular mail service or for any other reason, it is impossible or impractical to mail any notice in the manner herein provided, then such other form of notice as shall be made with the approval of the Trustee shall constitute a sufficient notice.

Section 1405.  Severability. If any provision of this Indenture shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

Section 1406.  Execution in Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 1407.  Governing Law. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State.

(THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK)

IN WITNESS WHEREOF, the Issuer has caused this Indenture to be signed by an authorized official, such signature to be attested by an authorized officer and its official seal to be applied.

CITY OF MCPHERSON, KANSAS

[SEAL]	By: Mayor

ATTEST:

City Clerk “ISSUER”

ACKNOWLEDGMENT

STATE OF KANSAS	)
) SS:
COUNTY OF MCPHERSON		)

This instrument was acknowledged before me on the 18th day of December, 2006 by William J. Goering as Mayor of the City of McPherson, Kansas, a municipal corporation of the State of Kansas.

[SEAL]

Notary Public

My Appointment Expires:

IN WITNESS WHEREOF, and to evidence its acceptance of the trusts hereby created, the Trustee has caused this Indenture to be signed in its name and behalf and such signature to be attested by its duly authorized officers, and its corporate seal to be applied, all as of the date first above written.

SECURITY BANK OF KANSAS CITY

Kansas City, Kansas,

as Trustee

[SEAL]	By: _________________________________

	Name: Title:	Shawn T. Hoebener Vice President and Trust Officer

ATTEST:

Title: Trust Officer “TRUSTEE”

ACKNOWLEDGMENT

STATE OF KANSAS	)
) SS.
COUNTY OF SEDGWICK	)

This instrument was acknowledged before me on the 18th day of December, 2006, by Shawn T. Hoebener, Vice President and Trust Officer of Security Bank of Kansas City, a banking corporation or association organized under the laws of the United States of America or one of the states thereof.

[SEAL]

Notary Public

My Appointment Expires:

SCHEDULE I

DESCRIPTION OF PROPERTY

The property described in Schedule II attached acquired by the City of McPherson, Kansas (the “Issuer”) in connection with the issuance by the City of its Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association) (the “Series 2006 Bonds”), said property constituting the “Leased Property” as defined in the Lease entered into by the Issuer concurrently with the issuance of the Series 2006 Bonds (the “Lease”).

The Leased Property is located on the following described real estate in McPherson County, Kansas, owned by National Cooperative Refinery Association:

The North Half of Section 5, Township 20 South, Range 3 West of the 6th P.M., except a tract commencing at a point 30 feet South and 400 feet West of the Northeast Corner of the Northeast Quarter for a point of beginning; thence South 370 feet; thence West 200 feet; thence North 370 feet; then East 200 feet to the point of beginning, and except a tract commencing at the Northwest corner of the Northeast Quarter; thence East 296 feet for a point of beginning; thence South 310 feet; thence East 205 feet; thence North 310 feet; thence West 205 feet to the point of beginning and except a tract commencing at a point 680 feet South and 1538 feet West of the Northeast corner of the Northeast Quarter for a point of beginning; thence South 280 feet; thence East 540 feet; then North 280 feet; thence West 540 feet to the point of beginning;

The Southeast Quarter of Section 5, Township 20 South, Range 3 West of the 6th P.M. lying West of the Missouri Pacific Railroad right-of-way and North of Highway K-61;

The Southwest Quarter of Section 5, Township 20 South, Range 3 West of the 6th P.M. lying North and West of Highway K-61 and lying East of the St. Louis and San Francisco railroad right-of-way and the road right-of-way.

The “Leased Property” includes all buildings, building additions, improvements, machinery and equipment (including those described on Schedule II) all or any portion of the costs of which were paid from the proceeds of the Series 2006 Bonds, together with any substitutions therefor or replacements thereof.

SCHEDULE II

DESCRIPTION OF LEASED PROPERTY

	All Clean Fuel Projects	Total Expenditures
10112	Unicracker Unit	$114,892,335.82
10122	Flare -Unicracker/H2/Depentanizer	$6,713,294.51
10132	Hydrogen Unit	$32,661,668.49
10142	Platformer PSA Unit	$9,492,140.26
10152	Sulfur Recovery Unit	$36,088,601.34
10162	Amine/SWS Unit	$14,485,623.29
10172	Engr & Cost Estimating of CF	$4,427,482.02
10182	Vacuum Unit Revamp	$3,334,505.96
10192	FCC Unit Revamp	$1,497,607.15
10202	FCC Gas Plant Revamp	$164,030.65
10222	2 new reactors for DHT Unit	$14,076,672.31
10232	Net Hydrogen Compressor at Platformer	$6,783,064.90
10242	Revamp Tank Farm Stg	$24,918,039.47
10252	Interconnecting piping for CF	$17,312,964.39
10262	Boiler Water Treatment	$2,320,817.86
10272	35KV Electrical Feed	$9,965,118.64
10282	Construction Site Development for CF	$1,957,227.34
10292	Project Mgmt for CF	$14,480,379.29
10302	CF Tie Ins and Start Ups	$4,574,905.12
12343	New Control Building	$2,978,052.04
12573	Connect Cenex Tanks to Refinery	$1,785,906.92
17631	Design & Cost Est for New Control Bldg	$89,562.23

		$325,000,000.00

APPENDIX A

FORM OF BONDS

FACE OF THE BOND

No. $

United States of America

State of Kansas

City of McPherson, Kansas

Taxable Industrial Revenue Bond
Series 2006
(National Cooperative Refinery Association)

Rate of Interest: %	Maturity Date: 12-01-16	Dated	Date: Issue Date

Registered Owner:

Principal Amount: Dollars

The City of McPherson, Kansas, a body politic and corporate, incorporated as a city of second class of the State of Kansas (the “Issuer”), for value received, promises to pay, but solely from the sources hereinafter referred to, to the registered owner identified above, or registered assigns, upon the presentation and surrender of this Certificate, the principal sum identified above on the maturity date shown, in lawful money of the United States of America, at the principal offices of Security Bank of Kansas City (the “Paying Agent” and “Trustee”), and in like manner to pay to the registered Owner (the “Owner”) hereof, by check or draft mailed to the Owner at his address as it appears on the bond registration books of the Issuer kept by the Trustee under the within mentioned Indenture, or at such other address as is furnished in writing by such registered Owner to the Paying Agent at the close of business on the 15th day of the month next preceding the applicable Interest Payment Date (the “Record Date”), interest on said principal sum from the dated date hereof or the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of interest per annum set forth above (computed on the basis of a 360-day year of twelve 30-day months), annually on December 1 of each year, commencing December 1, 2007 (the “Interest Payment Dates”), until the principal sum is paid, unless the Bonds represented by this certificate shall have been previously called for redemption and payment as hereinafter set forth.

This Bond certificate evidences ownership of a part of a duly authorized series of Bonds of the Issuer designated “City of McPherson, Kansas, Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association),” in the aggregate original principal amount of $325,000,000 (the “Series 2006 Bonds”), issued for the purpose of providing funds to finance certain modifications and improvements (the “Leased Property”) to an existing crude oil refinery, to be leased by the Issuer to National Cooperative Refinery Association, a Kansas cooperative marketing association (the “Tenant”), under the terms of a Lease dated as of the Issue Date of the Series 2006 Bonds, between the Issuer and the Tenant (said Lease, as amended and supplemented from time to time in accordance with the provisions thereof, being herein called the “Lease”), all pursuant to the authority of and in conformity with the provisions, restrictions and limitations of the constitution and statutes of the State of Kansas, including particularly K.S.A. 12-1740 et seq., as amended, and pursuant to proceedings duly had by the governing body of the Issuer.

The Series 2006 Bonds are issued under and are equally and ratably secured and entitled to the protection of the Trust Indenture, dated as of the Issue Date of the Series 2006 Bonds (said Trust Indenture, as amended and supplemented from time to time in accordance with the provisions thereof, being herein called the “Indenture”), between the Issuer and the Trustee. Subject to the terms and conditions set forth therein, the Indenture permits the Issuer to issue Additional Bonds (as defined therein) secured by the Indenture ratably and on a parity with the Series 2006 Bonds (the Series 2006 Bonds together with such Additional Bonds being herein referred to collectively as the “Bonds”). Reference is hereby made to the Indenture for a description of the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Bondowners, and the terms upon which the Bonds are issued and secured.

REDEMPTION OF BONDS

Extraordinary Optional Redemption. In the event of a Change of Circumstances (as defined in the Indenture), the Series 2006 Bonds shall be subject to redemption and payment prior to the stated maturity thereof at the option of the Issuer, upon instructions from the Tenant, on any date, at the par value of the principal amount thereof, plus accrued interest thereon to the redemption date, without premium.

Optional Redemption. The outstanding principal of the Series 2006 Bonds is subject to redemption and payment prior to maturity upon instructions from the Tenant, as a whole or in part on any date, at the redemption price of the par value of the principal amount thereof, without premium, plus accrued interest thereon to date fixed for redemption and payment.

When any Bonds are called for redemption as aforesaid, notice thereof identifying the Bonds to be redeemed will be given by mailing a copy of the redemption notice at least 30 days prior to the date fixed for redemption to the Owner of each Bond to be redeemed at the address shown on the registration books maintained by the Trustee; provided, however, that failure to give such notice by mailing as aforesaid, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds. If less than all of the Outstanding Bonds of this series are called for redemption, Bonds shall be redeemed as directed in writing by the Tenant. Bonds of less than a full maturity shall be selected by the Trustee in such equitable manner as it may determine. All Bonds so called for redemption will cease to bear interest on the specified redemption date and shall no longer be secured by the Indenture and shall not be deemed to be Outstanding under the provisions of the Indenture.

The Bonds and the interest thereon are limited obligations of the Issuer payable exclusively out of the Trust Estate under the Indenture, including but not limited to the rents, revenues and receipts under the Lease, and are secured by a pledge of the Leased Property (including any Project Additions) as described in the Lease and a pledge and assignment of the Trust Estate, including all rentals and other amounts to be received by the Issuer under and pursuant to the Lease, all as provided in the Indenture. The Bonds and the interest thereon do not constitute a debt or general obligation of the Issuer, the State of Kansas or any municipal corporation thereof, and are not payable in any manner by taxation. The Bonds do not constitute an indebtedness within the meaning of constitutional or statutory debt limitations or restrictions. Pursuant to the provisions of the Lease, Basic Rent is to be paid by the Tenant directly to the Trustee for the account of the Issuer and deposited in a special trust account created by the Issuer and designated “City of McPherson, Kansas, Debt Service Fund for Taxable Industrial Revenue Bonds (National Cooperative Refinery Association).” If the Tenant fails to make payments of Basic Rent under the Lease, the Trustee must give 5 Business Days’ written notice to the Tenant of the default before the default becomes an Event of Default under the Lease.

No Owner of Bonds shall have the right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable prior to the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of this Bond or the Indenture may be made only to the extent and under the circumstances permitted by the Indenture.

This Bond certificate is transferable, as provided in the Indenture, only upon the registration books of the Issuer kept for that purpose at the above mentioned office of the Bond Registrar and Paying Agent by the Owner hereof in person or by his duly authorized attorney, upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the Owner or such Owner’s duly authorized attorney, and thereupon a new Bond certificate in the same aggregate principal amount, shall be issued to the transferee in exchange therefor as provided in the Indenture, and upon payment of the charges therein prescribed. The Tenant has agreed to pay as Additional Rent under the Lease all costs incurred in connection with the issuance, transfer, exchange, registration, redemption or payment of the Bonds except (a) the reasonable fees and expenses in connection with the replacement of certificates mutilated, stolen, lost or destroyed or (b) any tax or other governmental charge imposed in relation to the transfer, exchange, registration, redemption or payment of the Bonds. The Issuer, the Trustee and any Paying Agent may deem and treat the person in whose name this Bond certificate is registered as the absolute Owner hereof for the purpose of receiving payment of, or on account of, the principal or redemption price hereof and interest due hereon and for all other purposes.

This Bond certificate shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Trustee.

IT IS HEREBY CERTIFIED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law.

IN WITNESS WHEREOF, Issuer has caused this Bond certificate to be executed in its name by the manual or facsimile signature of its Mayor and attested by the manual or facsimile signature of its City Clerk and its official seal to be affixed hereto or imprinted hereon, and has caused the Bonds to be dated as of the Issue Date of the Bonds.

CITY OF MCPHERSON, KANSAS

(Facsimile Seal) By:

William J. Goering, Mayor

ATTEST:

Gary L. Meagher, City Clerk

(FORM OF CERTIFICATE OF AUTHENTICATION)

This Bond certificate evidences ownership of the City of McPherson, Kansas Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association), as described herein and in the Bond Agreement described herein. The Issue Date of this Bond is      , 2006.

SECURITY BANK OF KANSAS CITY

Kansas City, Kansas,

as bond registrar

By:
Authorized Officer

(FORM OF ASSIGNMENT)

For value received, the undersigned hereby sells, assigns and transfers unto

Print or Type Name and Address of Transferee

the Bonds represented by this certificate and all rights thereunder, and hereby authorizes the transfer of the within Bond on the books kept by the Bond Registrar and Paying Agent for the registration and transfer of Bonds.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular.

Signature Guaranteed By:

[Seal of Bank]	(Name of Eligible Guarantor Institution)

By: Title:

Signature must be guaranteed by an eligible guarantor institution as defined by S.E.C. Rule 17 Ad-15 (17 C.F.R. 240. 17-Ad-15)

THIS BOND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE APPLICABLE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION EXEMPT FROM THE APPLICATION OF FEDERAL AND STATE SECURITIES LAWS.

APPENDIX B

GLOSSARY OF WORDS AND TERMS

“Act” means K.S.A. 12-1740 et seq., as amended.

“Additional Bonds” means any Bonds issued in addition to the Series 2006 Bonds pursuant to Section 209 of this Indenture.

“Authorized Tenant Representative” means John Buehrle, Vice President — Finance of the Tenant, or such other person as is designated to act on behalf of the Tenant as evidenced by written certificate furnished to Trustee, containing the specimen signature of such person and signed on behalf of the Tenant by its President or any Vice President. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of the Authorized Tenant Representative.

“Bond” or “Bonds” means the Series 2006 Bonds and any Additional Bonds.

“Bond Counsel” means the firm of Gilmore & Bell, P.C. or any other attorney or firm of attorneys whose expertise in matters relating to the issuance of obligations by states and their political subdivisions is nationally recognized and acceptable to Issuer and Tenant.

“Bondowner” means the Tenant.

“Business Day” means a day which is not a Saturday, Sunday or any day designated as a holiday by the Congress of the United States or by the legislature of the State and on which banks in the State are not authorized to be closed.

“Change of Circumstances” means the occurrence of any of the following events:

(1)  title to, or the temporary use of, all or any substantial part of the Leased Property shall be condemned by any authority exercising the power of eminent domain;

(2)  title to such portion of the Leased Property is found to be deficient or nonexistent to the extent that the Leased Property is untenantable or the efficient utilization of the Leased Property by the Tenant is substantially impaired;

(3)  substantially all of the Leased Property is damaged or destroyed by fire or other casualty; or

(4)  as a result of: (i) changes in the constitution of the State; or (ii) any legislative or administrative action by the State or any political subdivision thereof, or by the United States; or (iii) any action instituted in any court, the Lease shall become void or unenforceable, or impossible of performance without unreasonable delay, or in any other way by reason of such changes of circumstances, unreasonable burdens or excessive liabilities are imposed upon Issuer or Tenant.

“Completion Date” means the date of actual completion of the acquisition, purchase, construction and installation of the Leased Property pursuant to the Lease.

“Construction Period” means the period from the beginning of acquisition or construction of the Leased Property to the Completion Date.

“Costs of Issuance” means any and all expenses of whatever nature incurred in connection with the issuance and sale of Bonds, including, but not limited to, underwriting fees and expenses, underwriting discount, initial fees of the Trustee, administrative fees or expenses of the Issuer, bond and other printing expenses and legal fees and expenses of Bond Counsel, Issuer’s counsel and counsel for the Tenant.

“Debt Service Fund” means the “City of McPherson, Kansas Debt Service Fund for Taxable Industrial Revenue Bonds (National Cooperative Refinery Association)” created pursuant to Section 601 of this Indenture.

“Default Administration Costs” means the reasonable fees, charges, costs, advances and expenses of the Trustee incurred in anticipation of an Event of Default, or after the occurrence of an Event of Default, including, but not limited to, counsel fees, litigation costs and expenses, the expenses of maintaining and preserving the Leased Property and the expenses of re-letting or selling the Leased Property.

“Event of Default” means one of the following events:

(a)  Default in the due and punctual payment of any interest on any Bond within five business days after receipt of written notice from the Trustee to cure such default within that time period;

(b)  Default in the due and punctual payment of the principal of or premium, if any, on any Bond on the stated maturity or accelerated maturity date thereof, or at the redemption date thereof within five business days after receipt of written notice from the Trustee to cure such default within that time period;

(c)  Default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in any Bonds contained, and the continuance thereof for a period of 30 days after written notice thereof shall have been given to the Issuer and the Tenant by the Trustee, or to the Trustee, the Issuer and the Tenant by Bondowners owning not less than 25% in aggregate principal amount of Bonds then Outstanding; provided, however, if any default shall be such that it cannot be corrected within such 30-day period, it shall not constitute an Event of Default if corrective action is instituted by the Issuer or the Tenant within such period and diligently pursued until such default is corrected; or

(d)  An “Event of Default” as defined in the Lease.

“Government Securities” means direct obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

“Indenture” means this Trust Indenture, as from time to time amended and supplemented by Supplemental Indentures in accordance with the provisions of Article XI of this Indenture.

“Interest Payment Date” means any date on which any interest is payable on any Bond. With respect to the Series 2006 Bonds, it means December 1 in each year, commencing as of December 1, 2007.

“Investment Contract” means an agreement to deposit all or any portion of the proceeds of the sale of the Bonds with a bank, with the deposits to bear interest at an agreed rate.

“Investment Securities” means any of the following securities, and to the extent the same are at the time permitted for investment of funds held by the Trustee pursuant to this Indenture:

(i)  Government Securities;

(ii)  obligations of the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Financing Bank, the Federal Intermediate Credit Corporation, National Bank for Cooperatives, Federal Land Banks, Federal Home Loan Banks, Farmers Home Administration and Federal Home Loan Mortgage Association;

(iii)  savings or other depository accounts or certificates of deposit, whether negotiable or nonnegotiable, issued by any bank or trust company organized under the laws of any state of the United States of America or any national banking association (including the Trustee and its affiliates), provided that such deposits shall be either of a bank, trust company or national banking association continuously and fully insured by the Federal Deposit Insurance Corporation, or continuously and fully secured by excess deposit insurance purchased through a private insurer, or such securities as are described above in clauses (i) or (ii), which shall have a market value (exclusive of accrued interest) at all times at least equal to the principal amount of such deposits and shall be lodged with the Trustee, as custodian, by the bank, trust company or national banking association accepting such deposit or issuing such certificate of deposit, and the bank, trust company or national banking association issuing each such certificate of deposit required to be so secured shall furnish the Trustee an undertaking satisfactory to it that the aggregate market value of all such obligations securing each such certificate of deposit will at all times be an amount equal to the principal amount of each such certificate of deposit and the Trustee shall be entitled to rely on each such undertaking;

(iv)  any Investment Contract or repurchase agreement with any bank or trust company organized under the laws of any state of the United States of America or any national banking association (including the Trustee) or government bond dealer reporting to, trading with, and recognized as a primary dealer by the Federal Reserve Bank of New York, which agreement is secured by any one or more of the securities described in clauses (i) or (ii) above;

(v)  any investment in shares or units of a money market fund or trust determined by Trustee to be suitable for investment of trust funds (including one offered, managed or otherwise made available through the Trustee or any affiliate);

(vi) investments in shares or units of a money market fund or trust, the portfolio of which is comprised entirely of securities described in clauses (i), (ii) or (iii) above.

“Issuer” means the City of McPherson, Kansas, a body politic and corporate incorporated as a city of the second class under the laws of the State, and its successors and assigns.

“Lease” means the Lease delivered concurrently with this Indenture between the Issuer and the Tenant, as from time to time amended and supplemented in accordance with the provisions thereof and of Article XII of this Indenture.

“Leased Property” means all buildings, building improvements, machinery and equipment purchased in whole or in part from the proceeds of the Series 2006 Bonds and, to the extent applicable, from the proceeds of any Additional Bonds.

“Notice Representative” means:

(1)  With respect to the Tenant, its chief executive officer at its Notice Address (as defined in the Lease).

(2)  With respect to the Issuer, its duly acting clerk at its Notice Address (as defined in the Lease).

(3)  With respect to the Trustee, any corporate trust officer at its Notice Address (as defined in the Lease).

“Original Proceeds” means all sale proceeds, including accrued interest, from sale of the Series 2006 Bonds to the Original Purchaser and all investment earnings credited to the Project Fund prior to the Completion Date.

“Original Purchaser” means National Cooperative Refinery Association, McPherson, Kansas.

“Outstanding” means, as of a particular date all Bonds issued, authenticated and delivered under this Indenture (including any Supplemental Indentures), except:

(a)  Bonds canceled by the Trustee or delivered to the Trustee for cancellation pursuant to this Indenture;

(b)  Bonds for the payment or redemption of which moneys or investments have been deposited in trust with the Trustee and irrevocably pledged to such payment of redemption in accordance with the provisions of Section 1302 of this Indenture; and

(c)  Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture.

“Owner” means the owner of any Bond as shown on the registration books of the Trustee maintained as provided in this Indenture.

“Paying Agent” means the Trustee.

“Payment Date” means any Interest Payment Date or any Principal Payment Date.

“Permitted Encumbrances” means any mortgages, liens or other encumbrances specifically described in Schedule I.

“Principal Payment Date” means any date on which principal on any Bond is due and payable, whether at the stated maturity or earlier required redemption thereof. With respect to the Series 2006 Bonds, the Principal Payment Date is December 1, 2016.

“Project Additions” means any additional Leased Property or any modifications, extensions or enlargements of the Leased Property acquired, constructed or installed from proceeds of any series of Additional Bonds authorized and issued pursuant to this Indenture. It also includes any alterations or additions made to the Leased Property to the extent provided in Articles XI and XII of the Lease.

“Project Costs” means those costs incurred in connection with acquisition, construction or installation of any Leased Property, including:

(a)  all costs and expenses necessary or incident to the acquisition of such of the Leased Property as are acquired, constructed or in progress at the date of such issuance of the Series 2006 Bonds;

(b)  fees and expenses of architects, appraisers, surveyors, engineers and other professional consultants for estimates, surveys, soil borings and soil tests and other preliminary investigations and items necessary to the commencement of acquisition, construction, preparation of plans, drawings and specifications and supervision of construction and installation, as well as for the performance of all other duties of architects, appraisers, surveyors, engineers and other professional consultants in relation to the acquisition, construction or installation of the Leased Property or the issuance of Bonds;

(c)  all costs and expenses incurred in constructing, acquiring or installing the Leased Property;

(d)  payment of interest actually incurred on any interim financing obtained from a lender unrelated to the Tenant for acquisition or performance of work on the Leased Property prior to the issuance of the Bonds.

(e)  interest accruing on the Series 2006 Bonds prior to the Completion Date, if and to the extent Original Proceeds deposited to the credit of the Debt Service Fund pursuant to Section 602 of this Indenture are insufficient for payment of such interest; and

(f)  Costs of Issuance.

“Project Fund” means the fund authorized and established with the Trustee pursuant to the Indenture and designated the “City of McPherson, Kansas Project Fund (National Cooperative Refinery Association), including the Project Account and the Costs of Issuance Account.”

“Record Date” means the 15th day of the month in each year preceding each Interest Payment Date, or if such date is not a Business Day, the Business Day immediately preceding such date.

“Rental Payments” means the aggregate of the Basic Rent and Additional Rent payments provided for pursuant to Article III of the Lease.

“Series 2006 Bonds” means the City of McPherson, Kansas Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association) dated their Issue Date in the aggregate principal amount of $325,000,000.

“State” means the State of Kansas.

“Supplemental Indenture” means any indenture supplementing or amending this Indenture entered into by the Issuer and the Trustee pursuant to Article XI of this Indenture.

“Tenant” means National Cooperative Refinery Association, its successors and assigns.

“Trust Estate” means the Trust Estate described in the Granting Clauses of this Indenture.

“Trustee” means Security Bank of Kansas City, Kansas City, Kansas, a banking corporation or association incorporated under the laws of the United States or one of the states thereof, in its capacity as trustee, bond registrar and paying agent, and its successor or successors serving as Trustee under this Indenture.